UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 12, 2016

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On September 13, 2016, Shawn M. Guertin, Executive Vice President and Chief Financial Officer of Aetna Inc. (“Aetna,” “we,” “us” or “our”) and other members of Aetna management will meet with investors and analysts before and after a presentation Mr. Guertin will provide at the Morgan Stanley Global Healthcare Conference 2016 in New York, New York. During the presentation and meetings, we expect to reaffirm our full-year 2016 net income per share projection of $6.28 to $6.48 and our full-year 2016 operating earnings per share projection of $7.90 to $8.10. (1)

Aetna's presentation is scheduled to begin at 12:55 p.m. Eastern time. Investors, analysts and the general public are invited to listen to this presentation over the Internet via Aetna's Investor Information website at www.aetna.com/investor. To listen to this presentation live on the Internet, visit Aetna's website prior to the presentation to download and install any necessary audio software. A webcast replay will be available at the same website for 14 days.

(1)
Net income refers to net income attributable to Aetna reported in Aetna’s GAAP Consolidated Statements of Income. Unless otherwise indicated, all references in this Current Report on Form 8-K to net income, net income per share, operating earnings and operating earnings per share are based upon net income attributable to Aetna, which excludes amounts attributable to non-controlling interests. Projected full-year 2016 net income per share and operating earnings per share reflect approximately 354 million weighted average diluted shares. Projected full-year 2016 operating earnings per share exclude from net income estimated amortization of other acquired intangible assets, projected integration-related costs related to the Coventry Health Care, Inc. (Coventry) and bswift LLC (bswift) acquisitions and the proposed acquisition (the Humana Acquisition) of Humana Inc., projected transaction-related costs (including projected litigation costs) related to the Humana Acquisition, projected net realized capital gains and losses, other items, if any, that neither relate to the ordinary course of Aetna's business nor reflect Aetna's underlying business performance and the corresponding tax benefit or expense related to the items excluded from operating earnings per share. Amortization of other acquired intangible assets relates to Aetna's acquisition activities, including Coventry, the InterGlobal Group (InterGlobal) and bswift. The table below reconciles Aetna’s projected full-year 2016 net income per share to projected full-year 2016 operating earnings per share:

Reconciliation of Projected 2016 Net Income Per Share to Projected 2016 Operating Earnings Per Share
Projected net income per share (GAAP measure)	$6.28 - $6.48
Transaction and integration-related costs	~2.13
Reduction of reserve for anticipated future losses on discontinued products	~(0.36)
Amortization of other acquired intangible assets	~0.70
Net realized capital gains	~(0.14)
Income tax benefit	~(0.71)
Projected operating earnings per share	$7.90 - $8.10

Aetna will experience net realized capital gains or net realized capital losses during the portion of 2016 following June 30, 2016, however Aetna cannot project the amount of such future gains or losses. Therefore, Aetna has assumed no net realized capital gains or losses after June 30, 2016 for purposes of projecting net income and net income per share. Aetna's annual net realized capital gains or losses ranged from a net realized capital loss of $65 million to a net realized capital gain of $80 million during calendar years 2013 through 2015.

Although the excluded items may recur, management believes that operating earnings and operating earnings per share provide a more useful comparison of Aetna's underlying business performance from period to period. Amortization of other acquired intangible assets relates to our acquisition activities, including Coventry, InterGlobal, and bswift. However, this amortization does not directly relate to the underwriting or servicing of products for customers and is not directly related to the core performance of Aetna’s business operations. Net realized capital gains and losses arise from various types of transactions, primarily in the course of managing a portfolio of assets that support the payment of liabilities. However, these transactions do not directly relate to the underwriting or servicing of products for customers and are not directly related to the core performance of Aetna's business operations. Operating earnings is the measure reported to the Chief Executive Officer for purposes of assessing financial performance and making operating decisions, such as the allocation of resources among our business segments. Non-GAAP financial measures we disclose, such as operating earnings and operating earnings per share, should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Aetna’s control.

Statements in this Current Report on Form 8-K regarding Aetna that are forward-looking, including Aetna’s projections as to net income per share, operating earnings per share, transaction and integration-related costs, amortization of other acquired intangible assets, the income tax benefit related to items excluded from operating earnings and weighted average diluted shares, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Aetna’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the profitability of Aetna’s and Humana Inc.’s (“Humana’s”) public exchange and affordable care act (“ACA”) compliant small group products, where membership has had and may continue to have more adverse health status and/or higher medical benefit utilization than Aetna and/or Humana projected; unanticipated increases in medical costs (including increased intensity or medical utilization as a result of flu or otherwise; changes in membership mix to higher cost or lower-premium products or membership adverse selection; medical cost increases resulting from unfavorable changes in contracting or re-contracting with providers (including as a result of provider consolidation and/or integration); increased pharmacy costs (including in Aetna’s and/or Humana’s public exchange products)); uncertainty related to Aetna’s and Humana’s accruals for ACA’s reinsurance, risk adjustment and risk corridor programs (“3R’s”); uncertainty related to the funding for and final reconciliations with respect to ACA’s risk management and subsidy programs; the implementation of health care reform legislation, including collection of ACA fees, assessments and taxes through increased premiums; adverse legislative, regulatory and/or judicial changes to or interpretations of existing health care reform legislation and/or regulations (including those relating to minimum medical loss ratio (“MLR”) rebates); the implementation of public exchanges; the timing to consummate Aetna’s proposed acquisition of Humana (the “Humana Acquisition”); the resolution of the Department of Justice litigation relating to the Humana Acquisition; the timing to consummate the proposed divestitures of certain of Aetna’s and Humana’s Medicare Advantage assets (collectively, the “Divestitures”); the risk that a condition to closing of the Humana Acquisition and/or the Divestitures may not be satisfied; the risk that a regulatory approval that may be required for Aetna’s 2017 public exchange or off-exchange individual products, the Humana Acquisition and/or the Divestitures is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the outcome of various litigation matters related to the Humana Acquisition; Aetna’s ability to achieve the synergies and value creation projected to be realized following the completion of the Humana Acquisition; Aetna’s ability to promptly and effectively integrate Humana’s businesses; the diversion of management time on Humana Acquisition-related and/or Divestiture-related issues; Aetna’s and Humana’s ability to offset Medicare Advantage and PDP rate pressures; and changes in Aetna’s and Humana’s future cash requirements, capital requirements, results of operations, financial condition and/or cash flows. Health care reform will continue to significantly impact Aetna’s business operations and financial results, including Aetna’s pricing and medical benefit ratios. Key components of the legislation will continue to be phased in through 2020, and Aetna will be required to dedicate material resources and incur material expenses during 2016 to implement health care reform. Significant parts of the legislation, including aspects of public exchanges, nondiscrimination requirements, reinsurance, risk corridor and risk adjustment, continue to evolve through the promulgation of regulations and guidance at the federal level. In addition, pending efforts in the U.S. Congress to amend or restrict funding for various aspects of health care reform and pending litigation challenging aspects of the law continue to create additional uncertainty about the ultimate impact of health care reform. As a result, many of the impacts of health care reform will not be known for the next several years. Other important risk factors include: adverse changes in health care reform and/or other federal or state government policies or regulations as a result of health care reform or otherwise (including legislative, judicial or regulatory measures that would affect Aetna’s and/or Humana’s business model, restrict funding for or amend various aspects of health care reform, limit Aetna’s and/or Humana’s ability to price for the risk it assumes and/or reflect reasonable costs or profits in its pricing, such as mandated minimum medical benefit ratios, or eliminate or reduce ERISA pre-emption of state laws (increasing Aetna’s and/or Humana’s potential litigation exposure)); adverse and less predictable economic conditions in the U.S. and abroad (including unanticipated levels of, or increases in the rate of, unemployment); reputational or financial issues arising from Aetna’s and/or Humana’s social media activities, data security breaches, other cybersecurity risks or other causes; Aetna’s ability to diversify Aetna’s sources of revenue and earnings (including by developing, operating and expanding Aetna's consumer business and expanding Aetna’s foreign operations), transform Aetna’s business model, develop new products and optimize Aetna’s business platforms; the success of Aetna’s Healthagen® (including Accountable Care Solutions and health information technology) initiatives; adverse changes in size, product or geographic mix or medical cost experience of membership; managing executive succession and key talent retention, recruitment and development; failure to achieve and/or delays in achieving desired rate increases and/or profitable membership growth due to regulatory review or other regulatory restrictions, the difficult economy and/or significant competition, especially in key geographic areas where membership is concentrated, including successful protests of business awarded to Aetna and/or Humana; failure to adequately implement health care reform; the outcome of various litigation and regulatory matters, including audits, challenges to Aetna’s and/or Humana’s minimum MLR rebate methodology and/or reports, guaranty fund assessments, intellectual property litigation and litigation concerning, and ongoing reviews by various regulatory authorities of, certain of Aetna’s and/or Humana’s payment practices with respect to out-of-network providers, other providers and/or life insurance policies; Aetna’s ability to integrate, simplify, and enhance Aetna’s existing products, processes and information technology systems and platforms to keep pace with changing customer and regulatory needs; Aetna’s ability to successfully integrate Aetna’s businesses (including Humana, Coventry, bswift LLC and other businesses Aetna may acquire in the future) and implement multiple strategic and operational initiatives (including the Divestitures) simultaneously; Aetna’s and/or Humana’s ability to manage health care and other benefit costs; adverse program, pricing, funding or audit actions by federal or state government payors, including as a result of sequestration and/or curtailment or elimination of the Centers for Medicare & Medicaid Services’ star rating bonus payments; Aetna’s ability to reduce administrative expenses while maintaining targeted levels of service and operating performance; failure by a service provider to meet its obligations to Aetna or Humana; Aetna’s and Humana’s ability to develop and maintain relationships (including collaborative risk-sharing agreements) with providers while taking actions to reduce medical costs and/or expand the services each company offers; Aetna’s ability to demonstrate that Aetna’s products and processes lead to access to quality affordable care by Aetna’s members; Aetna’s and/or Humana’s ability to maintain their relationships with third-party brokers, consultants and agents who sell their products; increases in medical costs or Group Insurance claims resulting from any epidemics, acts of terrorism or other extreme events; changes in medical cost estimates due to the necessary extensive judgment that is used in the medical cost estimation process, the considerable variability inherent in such estimates, and the sensitivity of such estimates to changes in medical claims payment patterns and changes in medical cost trends; a downgrade in Aetna’s financial ratings; and adverse impacts from any failure to raise the U.S. Federal government’s debt ceiling or any sustained U.S. Federal government shut down. For more discussion of important risk factors that may materially affect Aetna, please see the risk factors contained in Aetna’s 2015 Annual Report on Form 10-K (“Aetna’s 2015 Annual Report”) and Aetna's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 ("Aetna's June 2016 Quarterly Report"), each on file with the Securities and Exchange Commission ("SEC"). For more discussion of important risk factors that may materially affect Humana, please see the risk factors contained in Humana’s 2015 Annual Report on Form 10-K (“Humana’s 2015 Annual Report”) and Humana's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished during 2016, each on file with the SEC. You should also read Aetna’s 2015 Annual Report and Aetna's June 2016 Quarterly Report for a discussion of Aetna’s historical results of operations and financial condition. You should also read Humana’s 2015 Annual Report and Humana's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, each on file with the SEC, for a discussion of Humana’s historical results of operations and financial condition.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Aetna or Humana. Aetna does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

The information in this Current Report on Form-8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any Aetna filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: September 12, 2016	By:	/s/ Sharon A. Virag
Name: Sharon A. Virag
Title: Vice President, Controller and Chief Accounting Officer